THE COMMUNITY DEVELOPMENT FUND

                     SUPPLEMENT DATED APRIL 1, 2016 TO THE
                       PROSPECTUS DATED JANUARY 28, 2016

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
     THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Effective immediately, the cover of the Prospectus is hereby supplemented to reflect the following:

     Community Development Fund Advisors, LLC, the Fund's investment adviser, has determined to extend the Fund's initial offering period to close on or about April 29, 2016.

     Class A Shares of the Fund are available for purchase only by financial institutions seeking positive CRA consideration with respect to shares of the Fund owned by them and by other institutional investors. Class A Shares currently are not offered to individual investors.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.